UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2023

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Driven Brands Holdings Inc. (the “Company”) announced on January 26, 2023, that it had elected Daniel Rivera, age 43, as its Executive Vice President and Chief Operating Officer (“COO”) effective February 20, 2023. In this capacity, Mr. Rivera will oversee each of our business segments and the leader of each business segment will report to him. He will also be responsible for our environment and safety programs.

Mr. Rivera joined Driven Brands as Chief Information Officer in 2012 and has served as Executive Vice President and Segment President, Maintenance since December 2019. Mr. Rivera served as the President of the Company’s Meineke Car Centers brand from October 2014 to December 2019.

In connection with his election, Mr. Rivera will receive an annual base salary of $575,000, will be eligible to receive an annual performance-based cash bonus (with a target of 100% of his annual base salary), and will be eligible to receive annual equity grants of restricted stock units and performance stock units under the Company’s 2021 Omnibus Incentive Plan (with a target of 125% of his total cash compensation), in each case as determined and approved by the Board or a committee thereof. Any equity grants will be subject to the terms of the Company’s 2021 Omnibus Incentive Plan and the applicable award agreement.

There are no arrangements or understandings between Mr. Rivera and any other person pursuant to which he is being appointed as COO of the Company.

Item 7.01.	Regulation FD Disclosure

The Company issued a press release announcing that it had elected (i) Mr. Rivera to serve as COO and (ii) Muhammad Khalid to serve as Executive Vice President and Segment President, Maintenance. A copy of the press release announcing these elections is being furnished with this report and is incorporated herein by reference.

Note: The information provided pursuant to Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 26, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: January 26, 2023	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary